EXHIBIT 99.1

LETTER OF TRANSMITTAL

ICAHN ENTERPRISES L.P., f/k/a
AMERICAN REAL ESTATE PARTNERS, L.P.

ICAHN ENTERPRISES FINANCE CORP., f/k/a
AMERICAN REAL ESTATE FINANCE CORP.

OFFER TO EXCHANGE ALL OUTSTANDING

$500,000,000 AGGREGATE PRINCIPAL AMOUNT OF

7⅛% SENIOR NOTES DUE 2013

IN EXCHANGE FOR

$500,000,000 AGGREGATE PRINCIPAL AMOUNT OF

7⅛% SENIOR NOTES DUE 2013

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

PURSUANT TO THE PROSPECTUS DATED ___________, 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [DECEMBER____, 2007] UNLESS EXTENDED BY THE COMPANY (THE “EXPIRATION DATE”). PRIVATE NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
Wilmington Trust Company
By Certified or Registered Mail	By Overnight Courier or Hand	By Facsimile Transmission:
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Alisha Clendaniel	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Alisha Clendaniel	(302) 636-4139 Attention: Exchanges Confirm by Telephone: (302) 636-6470 For Information Call: (302) 636-6470
Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery to the exchange agent.

The undersigned acknowledges that the undersigned has received the Prospectus dated ____________, 2007 (as amended or supplemented from time to time, the “Prospectus”), of Icahn Enterprises L.P. ("Icahn Enterprises"), which was formerly known as American Real Estate Partners, L.P., a Delaware limited partnership, and Icahn Enterprises Finance Corp. ("Icahn Finance") which was formerly known as American Real Estate Finance Corp., a Delaware corporation (and together with Icahn Enterprises, the “Company”), and this Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $500,000,000 aggregate principal amount of 7⅛% Senior Notes due 2013 (the “New Notes”) of the Company, for an equal principal amount of the Company’s issued and outstanding 7⅛% Senior Notes due 2013 (the “Private Notes”). The terms of the New Notes are substantially identical to those of the Private Notes, except that (1) the New Notes will be registered under the Securities Act of 1933, as amended (the “Securities Act”), (2) the transfer restrictions and registration rights relating to the Private Notes will not apply to the New Notes and (3) the New Notes will not provide for the payment of liquidated damages under circumstances related to the timing and completion of the Exchange Offer.

Holders of New Notes will not be entitled to certain rights of holders of the Private Notes under the Registration Rights Agreement, dated as of January 17, 2007, by and between the Company, Icahn Enterprises Holdings L.P., which was formerly known as American Real Estate Holdings Limited Partnership, a Delaware limited partnership, and Jefferies & Company, as initial purchaser (the “Registration Rights Agreement”), which rights will be terminated upon consummation of the Exchange Offer.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

This Letter of Transmittal is to be completed by holders of Private Notes (a) if Private Notes are to be forwarded herewith or (b) if tenders of Private Notes are to be made by book-entry transfer to an account maintained by Wilmington Trust Company (the “Exchange Agent”) at The Depository Trust Company (“DTC” or “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering.” Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

If a holder desires to tender Private Notes pursuant to the Exchange Offer but the Private Notes are not immediately available, or time will not permit this Letter of Transmittal, the certificates representing Private Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.”

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Private Notes to which the Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Private Notes should be listed on a separate schedule affixed hereto.

DESCRIPTION OF PRIVATE NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	(1) Certificate Number(s)*	(2) Aggregate Principal Amount of Private Notes	(3) Principal Amount of Private Notes Tendered (if less than all)**

* Need not be completed if Private Notes are being tendered by book-entry holders.
** Private Notes may be tendered in whole or in part in integral multiples of $1,000. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Private Notes represented by the Private Notes indicated in column 2.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

ÿ  CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering
Institution: ________________________________________________________________________
Account Number: ___________________________________________________________________
Transaction Code
Number: __________________________________________________________________________
ÿ  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered
Holder(s):________________________________________________________________________
Window Ticket Number (if
any): ___________________________________________________________________________
Name of Eligible Institution that Guaranteed
Delivery: ________________________________________________________________________
Date of Execution of Notice of Guaranteed
Delivery: ________________________________________________________________________
If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering
Institution: ________________________________________________________________________________
DTC Account
Number: ________________________________________________________________________________
Transaction Code
Number: ________________________________________________________________________________
ÿ  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED PRIVATE NOTES ARE TO BE RETURNED BY CREDITING DTC ACCOUNT NUMBER SET FORTH ABOVE.
ÿ  CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE PRIVATE NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name: __________________________________________________________________________________
Address: ________________________________________________________________________________
Area Code and Telephone
Number: _________________________________________________________________________________

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Notes indicated above in exchange for a like aggregate principal amount of New Notes. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Private Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Private Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

The undersigned agrees that acceptance of any tendered Private Notes by the Company and the issuance of New Notes in exchange for Private Notes will constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder.

The name(s) and address(es) of the registered holders of the Private Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Private Notes. The certificate number(s) and the principal amount(s) of the Private Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission (the “SEC”) to third parties in unrelated transactions. On the basis thereof, the New Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders of the New Notes (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such New Notes.

The undersigned acknowledges that any holder of Private Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned represents that (i) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company; (ii) it is not a broker-dealer tendering Private Notes acquired for its own account directly from the Company; (iii) any New Notes to be received by it will be acquired in the ordinary course of its business whether or not such person is the holder; and (iv) it is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement or understanding with any person to participate in a distribution of Notes.

If a holder of Private Notes is engaged in or intends to engage in a distribution of New Notes or has any arrangement or understanding with respect to the distribution of New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The Company agrees that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Private Notes, where such Private Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer, for a period of time of up to 270 days after the date on which the exchange offer is consummated or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Private Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

The undersigned understands that tenders of the Private Notes pursuant to any one of the procedures described under “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that under certain circumstances set forth in the Prospectus under “The Exchange Offer — Conditions” the Company will not be required to accept for exchange any of the Private Notes tendered. Private Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below (or, in the case of Private Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes (and, if applicable, any substitute certificates representing Private Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Private Notes, be credited to the account at DTC shown above in the box entitled “Description of Private Notes.”

Holders of the Private Notes whose Private Notes are accepted for exchange will not receive accrued interest on such Private Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Private Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Private Notes. The undersigned waives the right to receive any interest on such Private Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after the original issue date of the New Notes. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Private Notes surrendered in exchange for New Notes.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF PRIVATE NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH PRIVATE NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX ABOVE. ANY FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY’S SYSTEM MAY MAKE BOOK-ENTRY DELIVERY OF PRIVATE NOTES BY CAUSING THE BOOK-ENTRY TRANSFER FACILITY TO TRANSFER SUCH PRIVATE NOTES INTO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY’S PROCEDURES. ALTHOUGH DELIVERY OF PRIVATE NOTES MAY BE EFFECTED THROUGH BOOK-ENTRY TRANSFER AT THE BOOK-ENTRY TRANSFER FACILITY, THIS LETTER OF TRANSMITTAL WITH ALL REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE TRANSMITTED TO AND RECEIVED BY THE EXCHANGE AGENT.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X	Date:_______________________________________________ , 200__
X	Date:_______________________________________________ , 200__
Signature(s) of Owner
The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Private Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

SIGNATURE GUARANTEED (IF REQUIRED BY INSTRUCTION 4)
Signatures Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address and Telephone Number)

Dated: ______________________________ , 200__

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for Private Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on the Letter of Transmittal above.

Issue New Notes and/or Private Notes to:

Name(s):
(Please Type or Print)
(Please Type or Print)
Address:

(Zip Code)
Telephone Number:

Tax Identification or Social Security Number(s):

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for Private Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on the Letter of Transmittal above or to such person or persons at an address other than that shown in the box above entitled “Description of Private Notes.”

Deliver New Notes and/or Private Notes to:

Name(s):
(Please Type or Print)
(Please Type or Print)
Address:

(Zip Code)
Telephone Number:

Tax Identification or Social Security Number(s):

(Complete Substitute Form W-9)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR PRIVATE NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES.

This Letter of Transmittal must accompany (i) all certificates representing Private Notes tendered pursuant to the Exchange Offer and (ii) all tenders of Private Notes made pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering.” Certificates representing the Private Notes in proper form for transfer, or a timely confirmation of a book-entry transfer of such Private Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

The method of delivery of this Letter of Transmittal, the Private Notes and all other required documents is at the election and risk of the tendering holders, but delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.	GUARANTEED DELIVERY PROCEDURES.

If a holder desires to tender Private Notes, but time will not permit a Letter of Transmittal, certificates representing the Private Notes to be tendered or other required documents to reach the Exchange Agent on or before the Expiration Date, or if the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder’s tender may be effected if:

(a)  such tender is made by or through an Eligible Institution (as defined below);

(b)  on or before the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company (or a facsimile thereof with receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from such Eligible Institution setting forth the name and address of the holder of such Private Notes, the name(s) in which the Private Notes are registered and the principal amount of Private Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, certificates representing Private Notes to be tendered, in proper form for transfer, or a Book-Entry confirmation, as the case may be, together with a duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

(c)  a Letter of Transmittal (or a facsimile thereof) and certificates representing the Private Notes to be tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

3.	PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

Tenders of Private Notes will be accepted only in integral multiples of $1,000. If less than all the Private Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Private Notes which are to be tendered in the box entitled “Principal Amount of Private Notes Tendered (if less than all).” In such case, new certificate(s) for the remainder of the Private Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Private Notes (or, in the case of Private Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Private Notes) promptly after the Expiration Date. All Private Notes represented by certificates or subject to a book-entry confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Any holder who has tendered Private Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Private Notes to be withdrawn, identify the Private Notes to be withdrawn (including the principal amount of such Private Notes) and (where certificates for Private Notes have been transmitted) specify the name in which such Private Notes are registered, if different from that of the withdrawing holder. If certificates for Private Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the withdrawal of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Private Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Private Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Private Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Private Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Private Notes will be credited to an account maintained with such book-entry transfer facility for the Private Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes may be retendered following one of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering.”

4.	SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder of the Private Notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates without any alteration, enlargement or change whatsoever.

If any tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Private Notes are registered.

If this Letter of Transmittal is signed by the registered holder, and New Notes are to be issued and any untendered or unaccepted principal amount of Private Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Private Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name of the registered holder appears on such Private Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are signed by an Eligible Institution.

If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter of Transmittal evidence satisfactory to the Company of their authority to so act.

The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Private Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Company as owner of the Private Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc., or which is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended (any of the foregoing being referred to herein as an “Eligible Institution”). If Private Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Private Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

5.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Private Notes should indicate in the applicable box the name and address or account at DTC to which New Notes issued pursuant to the Exchange Offer and/or substitute Private Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or Social Security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Private Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.	BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding. Currently, the backup withholding rate is 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the Paying Agent under the Indenture governing the New Notes) will retain a portion of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9 in an amount sufficient to cover the backup withholding tax on such payments. If the holder furnishes the Exchange Agent or the Company with its TIN within 60 days after the date of the Substitute Form W-9, the Company (or Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a U.S. $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Private Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”).

Failure to complete the Substitute Form W-9 will not, by itself, cause Private Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to backup withhold with respect to any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.	TRANSFER TAXES.

The Company will pay all transfer taxes, if any, applicable to the exchange of Private Notes for New Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Private Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes tendered, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed by the Company directly to such tendering holder.

8.	WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.	NO CONDITIONAL TENDERS.

No alternative, conditional, irregular or contingent tenders of Private Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.	INADEQUATE SPACE.

If the space provided herein is inadequate, the aggregate principal amount of Private Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.	MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES.

If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify Wilmington Trust Company at (302) 636-6470. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Private Notes have been replaced.

12.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13.	VALIDITY OF TENDERS.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Private Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Private Notes not validly tendered or any Private Notes, the Company’s acceptance of which may, in the opinion of the Company or counsel to the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Private Notes as to any ineligibility of any holder who seeks to tender Private Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Company. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Private Notes, but neither the Company nor the Exchange Agent shall incur any liability for failure to give such notification.

14.	ACCEPTANCE OF TENDERED PRIVATE NOTES AND ISSUANCE OF NEW NOTES; RETURN OF PRIVATE NOTES.

Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Private Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Private Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Private Notes will be returned, without expense, to the name and address shown above or, if Private Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under “Special Delivery Instructions.”

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 6)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
Name
______________________________________________________________________
Business Name, if different from above
______________________________________________________________________
Check appropriate box:
Individual/Sole proprietor Corporation Partnership Other ______________
Address
______________________________________________________________________
City, state, and ZIP code
______________________________________________________________________

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	_________________________________ Social Security Number OR _________________________________ Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding.
PART 3 — Certification — Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)  I am a U.S. person (including a U.S. resident alien).
Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

NOTE:
FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, an amount sufficient to cover the backup withholding tax at the specified rate, currently 28%, will be retained on payments made to me on account of the New Notes until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and all reportable payments made to me thereafter will be subject to backup withholding and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.
SIGNATURE DATE
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and social security number of—	For this type of account:	Give the name and employer identification number of—

1. Individual	The individual	6. Sole proprietorship or single-member LLC	The owner[3]
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]	7. A valid trust, estate, or pension trust	The legal entity[4]
		8. Corporate or LLC electing corporate status on Form 8832	The corporation
		9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
		10. Partnership or multi-member LLC	The partnership
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]	11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or single-owner LLC	The owner[3]

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s social security number.

3 You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1 (800) TAX-FORM (1-800-829-3676).

Payees Exempt From Backup Withholding
Backup withholding is not required on any payments made to the following payees:
1.
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.
3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.
5.	An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
6.	A corporation.
7.	A foreign central bank of issue.
8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
9.	A futures commission merchant registered with the Commodity Futures Trading Commission.
10.	A real estate investment trust.
11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.
12.	A common trust fund operated by a bank under Section 584(a).
13.	A financial institution.
14.	A middleman known in the investment community as a nominee or custodian.
15.	A trust exempt from tax under Section 664 or described in Section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for …	THEN the payment is exempt for …
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the box in Part 2 of the attached Substitute Form W-9 (“For Payees Exempt from Backup Withholding”), sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE